Summary Prospectus and Statutory Prospectus Supplement dated June 28, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:
Invesco V.I. Global Real Estate Fund
This supplement amends the Summary and Statutory Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Under the heading "Performance Information," the following is revised in the prospectuses:
1. The description of the custom Invesco index included in the fourth line of performance return information in the Average Annual Total Returns table is revised to be:
Custom Invesco Global Real Estate Index (reflects no deduction for fees, expenses or other taxes)1
2. The footnote to the Average Annual Total Returns table is replaced in its entirety with the following:
1 The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA Nareit Developed Index (Net) through June 30, 2014 and the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through December 31, 2020. Effective July 1, 2021, the Custom Invesco Global Real Estate Index will be composed of the FTSE EPRA Nareit Developed Index (Net) through June 30, 2014, the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Developed Index (Net) from July 1, 2021 onward.
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